THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account L

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account L

Group Variable Annuity

Supplement dated May 26, 2016 to the Prospectus dated May 1, 2016

This Supplement to your Group Variable Annuity prospectus outlines a change to one of the investment options under your variable annuity contract. All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Fund Fees and Expenses: The fees and expenses for the American Century VP Balanced Fund have been updated since your May 1, 2016 prospectus and are listed below.

The following table shows the expenses charged by the fund (as a percentage of each fund’s average net assets):

	Management Fees (before any waivers/ reimburse-ments) +	12b-1 Fees (before any waivers/ reimburse-ments) +	Other Expenses (before any waivers/ reimburse-ments) +	Acquired Fund Fees and Expenses =	Total Expenses (before any waivers/ reimburse-ments)	Total Contractual waivers/ reimburse-ments (if any)	Total Expenses (after any waivers/ reimburse-ments)
American Century VP Balanced Fund Class I*	0.90%	0.00%	0.01%	0.00%	0.91%	-0.08%	0.83%
* The advisor has agreed to waive 0.08 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2017 and cannot  terminate it prior to such date without the approval of the Board of Directors.

Please retain this Supplement for future reference.